UNITED STATES
.SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 3, 2011

INTERACTIVE BROKERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830
(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

    The annual meeting of stockholders of Interactive Brokers Group, Inc. (the "Company") was held on April 28, 2011.

    The stockholders voted on proposals to elect directors to the Company's Board of Directors (the "Board"), to amend the 2007 Stock Incentive Plan, to approve executive compensation, to determine the frequency of voting on executive compensation and to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm.

    All nominees for election to the board were elected for a one year term expiring at the annual meeting of stockholders in the following year.  Each director will hold office until his successor has been elected and qualified or until the director's earlier resignation or removal.

    The number of votes cast for or against and the number of abstentions with respect to each proposal is set forth below.  The Company's independent inspector of election reported the vote of the stockholders as follows:

				Broker
Election of Directors (percentages shown are of the votes cast)	For	Against	Abstain	Non-Vote

Thomas Peterffy	370,579,334	9,982,026	1,676	11,742,519
	97.38%	2.62%	0.00%
Earl H. Nemser	370,736,326	9,823,727	2,983	11,742,519
	97.42%	2.58%	0.00%
Paul J. Brody	374,917,441	5,642,690	2,905	11,742,519
	98.52%	1.48%	0.00%
Milan Galik	377,193,380	3,366,751	2,905	11,742,519
	99.11%	0.88%	0.00%
Lawrence E. Harris	379,940,904	619,449	2,683	11,742,519
	99.84%	0.16%	0.00%
Hans R. Stoll	379,940,369	619,684	2,983	11,742,519
	99.84%	0.16%	0.00%
Ivers W. Riley	379,940,419	619,634	2,983	11,742,519
	99.84%	0.16%	0.00%
Robert W. Trudeau	379,907,973	652,080	2,983	11,742,519
	99.83%	0.17%	0.00%

    Stockholders approved the proposal to amend the 2007 Stock Incentive Plan by a vote of 358,880,169 for; 20,524,191 against; 1,158,676 abstentions; and 11,742,519 broker non-votes.

    Stockholders approved executive compensation levels by a vote of 378,899,437 for; 299,955 against; 1,363,644 abstentions; and 11,742,519 broker non-votes.

    Stockholders approved the proposal to vote on the frequency of voting on executive compensation every two years by a vote of 17,319,992 for 1 year; 359,185,734 for two years; 2,863,583 for three years; and 1,193,727 abstentions.

    In addition, the stockholders approved the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011, by a vote of 392,035,631 for; 261,226 against; and 8,698 abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2011

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary